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                                                                    Exhibit 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated March 27, 1998 included in Consolidated Capital of North America, Inc.'s Form 10-KSB for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.



                                        /s/  ARTHUR ANDERSEN LLP




Los Angeles, California
April 13, 1998